March 10, 1997
                       DREYFUS BASIC MONEY MARKET FUND, INC.
                 DREYFUS BASIC U.S. GOVERNMENT MONEY MARKET FUND
                      SUPPLEMENT TO COMBINED PROSPECTUS
                               DATED JULY 1, 1996,
                          AS REVISED FEBRUARY 4, 1997
        The following information supplements the sections of the Funds'
Combined Prospectus entitled "Fee Table", "Shareholder Services--Fund Exchanges", and "How to Redeem Shares":
        Effective April 4, 1997, each Fund will waive the fee chargeable for writing a redemption check, for an exchange made out of a Fund pursuant to the Fund Exchange Privilege, for each redemption by wire or pursuant to the Dreyfus TELETRANSFER Privilege, and for otherwise closing out an account, provided that the closing balance in the shareholder's account on the business day immediately preceding the effective date of such transaction is $50,000 or more.
                                                                123/124s031097